SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 17, 2003

NRG Northeast Generating LLC (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

333-42638 (Commission File Number)	41-1937472 (IRS Employer Identification No.)

901 Marquette Avenue, Suite 2300 Minneapolis, MN (Address of principal executive offices)	55402 (Zip Code)

Registrant’s telephone number, including area code	612-373-5300

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 Third Amended Joint Plan of Reorganization
EX-99.2 First Amended Joint Plan of Reorganization
EX-99.3 Press Release

Item 5. Other Events

On October 14, 2003, NRG Energy, Inc. (“NRG Energy” or the “Company”) and certain of its subsidiaries filed a second amended joint plan of reorganization (the “NRG Plan”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). On October 14, 2003, the Company commenced solicitation of votes from persons who are entitled to vote on the NRG Plan. The voting record date for determining which creditors are allowed to vote on the NRG Plan is September 29, 2003, and the deadline for returning completed ballots was November 12, 2003. On November 18, 2003, NRG Energy announced that its voting creditors approved the NRG Plan and filed the final voting report with the Bankruptcy Court. The hearing before the Bankruptcy Court to consider confirmation of the NRG Plan is scheduled to begin on November 21, 2003. The Company will emerge from Chapter 11 if and when the NRG Plan receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

On September 17, 2003, NRG Northeast Generating LLC (“NEG”) and NRG South Central Generating LLC (SCG) and certain of their subsidiaries and affiliates filed a plan of reorganization with the Bankruptcy Court (the “NEG SCG Plan”). The debtors under the NEG SCG Plan are not soliciting votes for approval of the NEG SCG Plan because the debtors believe that none of the holders of claims or equity interests are impaired under the NEG SCG Plan. The Bankruptcy Court has scheduled a hearing on the confirmation of the NEG SCG Plan on November 21, 24 and 25, 2003.

Copies of the NRG Plan and the NEG SCG Plan are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. A copy of the NRG Energy press release dated November 18, 2003 is attached hereto as Exhibit 99.3.

The NRG Plan and the NEG SCG Plans, together with any supplements thereto, certain exhibits and related court filings, are available at http://www.kccllc.net/nrg/.

Item 7. Financial Statements and Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Third Amended Joint Plan of Reorganization of NRG Energy, Inc., NRG Power Marketing, Inc., NRG Capital LLC, NRG Finance Company I LLC, and NRGenerating Holdings (No. 23) B.V.
99.2	First Amended Joint Plan of Reorganization of NRG Northeast Generating LLC (and certain of its subsidiaries), NRG South Central Generating (and certain of its subsidiaries) and Berrians I Gas Turbine Power LLC
99.3	NRG Energy Press Release dated November 18, 2003.

Certain statements included in this Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, obtaining confirmation of the NRG Plan and of the NEG SCG Plan by the Bankruptcy Court. Although NRG believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct. Factors that could cause NRG’s actual results to differ materially from those contemplated in the forward-looking statements include, among others, the possibility that the Bankruptcy Court will not confirm the NRG Plan or the NEG SCG Plan.

The foregoing review of factors that could cause NRG’s actual results to differ materially from those contemplated in the forward-looking statements included in this Current Report on Form 8-K should not be construed as exhaustive. For more information regarding risks and uncertainties that may affect NRG’s future results, review NRG’s other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Northeast Generating LLCEnergy, Inc. (Registrant)

By /s/ Scott J. Davido Scott J. Davido Vice President

Dated: November 18, 2003